Initials As To LANDLORD: _________          Initials as to TENANT: _________

                                SUNRISE 46, INC.
                                ----------------

  4700 Hiatus Road, Suite 153 - Sunrise, FL  33351 - (954) 572-9159 - Fax: (954)
  ------------------------------------------------------------------------------
                                    746-7306
                                    --------

                       OFFICE / WAREHOUSE LEASE AGREEMENT
                       ==================================

This  Lease  made  and  entered into at Broward County, Florida, this 6TH day of
                                                                      ---
MARCH,  2002,  by  and  between
   --   ----

                                SUNRISE 46, INC.

herein  after  called  "LESSOR"  and

                            DIAMOND POWERSPORTS, INC.
                            -------------------------
                               FKA, DIAMOND RACING
                               -------------------
                          ATTN: PIERRE OR LISA ELLIOTT
                          ----------------------------
                          10145 & 10147 NW 46TH STREET
                          ----------------------------
                                SUNRISE, FL 33351
                                -----------------

hereinafter called "LESSEE", the terms "LESSOR" and "LESSEE" being intended to include the successors and assigns of the original parties and the heirs, legal representatives, successors and assigns of the respective persons who from time to time are Lessor and Lessee, wherever the context of this Lease so requires or admits.

                                   WITNESSETH:
                                   -----------
That the Lessor, for and in consideration of the rents herein reserved to be paid by the Lessee, for and in consideration of the covenants to be kept and performed by the Lessee, does hereby lease, let and demise unto the Lessee, the following warehouse unit or units situated in Broward County, Florida, located at and described as follows:

Address:               10145  & 10147 NW  46  Street
                       -----------------------------
     Sunrise,  FL  33351

1. ACCEPTANCE OF DEMISE BY LESSEE: The Lessee, in consideration of the demise of said property by the Lessor, and for the further considerations herein set out, has rented, leased and hired, and does hereby rent, lease and hire the said property from the Lessor, on the terms and conditions hereinafter stated.

2.     DURATION  OF  TERM:

a.     The  Primary  Term  and  duration of the Lease shall be for a period of 2
                                                                               -
years,  0 months, 0 days, commencing the 1ST day of MAY, 2002 and terminating on
        -         -                      ---       ----  ----
the  30THday  of  APRIL,  2004.  In the event that the Demised Premises is still
     ----         -----     --
under construction on the commencement date, then the Primary Term shall be adjusted so that the commencement date shall be deemed to be the day following the issuance of a Certificate of Occupancy issued by the proper governmental authority, or a certificate from a licensed architect confirming that the said Premises has been materially completed and fit for occupancy and the termination date shall be that certain date 2 years, 0 months, 0 days from the commencement
                                 -        -         -
date  as  adjusted.

b. Provided the Lessee has not defaulted under the terms of this Lease, the Lessee shall have the right, privilege and option of extending this Lease for an additional period of years (hereinafter referred to as Secondary Term) commencing upon the termination date of the Primary Term set forth above. Each option period will automatically be deemed 'exercised' unless Lessee provides Lessor with written intent to vacate the Premises via Certified Mail no less than one hundred eighty (180) days before the start of any extended Lease Year. For the purpose of this Agreement, a Lease Year is defined as beginning on MAY 1
                                                                           ---
of  each  calendar  year.

3.     AMOUNT  OF  RENT  AND  MANNER  OF  PAYMENT:

a. The Lessee shall pay unto the Lessor the minimum rent for the Primary Term of this Lease the total rental in the sum of $20,988.00(TWENTY THOUSAND,
                                                      --------------------------
NINE  HUNDRED  EIGHTY  EIGHT AND 00/100 DOLLARS), said sum to be paid monthly in
  ----------------------------------------------
advance  as  follows:

  MAY 02 - APRIL 03 - $1,650.00 base +  $99.00 sales tax = $1,749.00 per month
                       --------          -----              --------
  MAY 03 - APRIL 04 - $1,700.00 base + $102.00 sales tax = $1,802.00 per month
                       --------         ------              --------

b. In the event the commencement date is adjusted by reason of construction, rent shall be paid and pro rated to the first day of the following month in order that rent shall always be paid monthly in advance.

SUNRISE 46, INC.
July 16, 2002
Page 7 of 7


  Initials As To LANDLORD: _________          Initials as to TENANT: _________
c. That simultaneously with the execution of this Lease, the Lessor acknowledges that the Lessee has deposited with the Lessor the sum of $630.70(SIX HUNDRED, THIRTY AND 70/100 DOLLARS), receipt of which said sum is
          ----------------------------------------
hereby acknowledged by the Lessor, as a security deposit to guarantee the full and faithful performance of all the terms, conditions and obligations to be performed by the Lessee under the terms hereof; same to be returned upon the expiration of this Lease.

d. In addition to the payments of rent to the Lessor, the Lessee shall also pay the following:

i. REAL ESTATE TAXES: In the event of Real Estate Tax escalation, with regard to Lessor's property located at 10145&10147 NW 46 Street, Sunrise, FL,
                                          -----------
Lessee agrees to pay its proportionate share of any escalation during the term of this Lease and any renewal or extension thereof, including any period during which Lessee shall transact business in the Demised Premises prior to the commencement of the term of this Lease. Base year to be 2000. These charges will be considered "additional rent" and will be subject to Late Fees as defined herein if not paid within thirty (30) days after receipt of a written statement from Lessor setting forth Lessee's share of such taxes and a copy of the applicable real estate tax bill. For the purposes of this Article, the term "Real Estate Taxes" shall include all real estate taxes, assessments, water and sewer assessments, betterment assessments, sales and/or rent taxes, special assessments, other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen and each and every installment thereof which shall or may, during the Lease term, be levied, assessed, imposed, become due and payable, or liens upon or arising in connection with the use, occupancy or possession of, or grow due or payable out of, or for, SUNRISE 46, INC. or any part thereof, and all costs incurred by Lessor in contesting, litigating or negotiating the same with the governmental authority. Lessee's proportionate share shall be computed by multiplying the total amount of the Real Estate Taxes each year by a fraction, the numerator of which shall be the gross leasable area of the Demised Premises and the denominator of which is the gross leaseable area of all building or portions thereof (including the Demised Premises) occupied by Lessee in SUNRISE 46, INC. determined as of the Commencement Date of the Lease and thereafter as of the beginning of the calendar year in which such taxes are paid. Lessee hereby waives any right it may have by statute or otherwise to protest real estate taxes to any public taxing authority. Nothing herein contained shall be construed to include as a tax which shall be the basis of real estate taxes, any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Lessor; provided, however, that if at any time after the date hereof, the methods of taxation shall be altered so that in lieu of or as a substitute for the whole or any part of the taxes now levied, assessed or imposed (a) a tax on the rents received from such real estate, or (b) a license fee measured by the rents receivable by Lessor which is otherwise measured by or based in whole or in part upon SUNRISE 46, INC. or any portion thereof, or (c) an income or franchise tax, then the same shall be included in the computation of real estate taxes hereunder, computed as if the amount of such tax or fee so payable were that due if SUNRISE 46, INC. were the only property of Lessor subject thereto.

ii. Lessee shall pay to Lessor, together with each installment of Rent, all sales or rent taxes from time to time imposed in connection with rents paid by Lessee under this Lease.

e.     COMMON  AREAS:

i. Lessor shall make available within or adjacent to SUNRISE 46, INC. such Common Areas, together with any Common Areas made available by means of cross easements and/or reciprocal construction, operating and easement agreements, as Lessor shall, from time to time, deem to be appropriate for SUNRISE 46, INC. and Lessor shall operate and maintain such Common Areas for their intended purpose. Lessee shall have the non-exclusive right during the term of this Lease to use (for their intended purposes) the Common Areas for itself, its employees, agents, customers, invitees, licensees and concessionaires subject, however, to the provisions of this Article.

ii. All Common Areas shall be subject to the exclusive control and management of Lessor, and Lessor shall have the right, at any time and from time to time, to establish, modify, amend and enforce uniform rules and regulations with respect to the Common Areas and the use thereof. Lessee agrees to abide by and conform with such rules and regulations upon notice thereof, to cause its concessionaires, invitees and licensees and its and their employees and agents, to abide and conform. Lessor shall have the right (a) to close, if necessary, all or any portion of the Common Areas to such extent as may, in the opinion of the Lessor's counsel, be reasonable necessary to prevent a dedication or public taking thereof or the accrual of any rights of any person or of the public therein, (b) to close temporarily all or any portion of the Common Areas to discourage non-customers' use, (c) to use portions of the Common Areas while engaged in making additional improvements or repairs or alterations to SUNRISE 46, INC., (d) to transfer, in whole or in part, any of Lessor's rights and/or obligations under this Article, to any other Lessee(s), sub-Lessee(s), or other occupant(s) of SUNRISE 46, INC. or to such other party(ies) or designee(s) as Lessor may from time to time determine, and (e) to do and perform such other acts (whether similar or dissimilar to the foregoing) in, to, and with respect to, the Common Areas as in the use of good business judgment Lessor shall determine to be appropriate for SUNRISE 46, INC. Lessee agrees to cause its officers, employees, agents, licensees and any concessionaires to park their respective automobiles, trucks, and other vehicles only in such parking places in the Common Areas designated by the Lessor from time to time as the employee parking area. Lessee further agrees, upon request, to furnish to Lessor the motor vehicle license numbers assigned to the vehicles of Lessee and any concessionaire, their respective officers, agents, employees and licensees. Lessor, after notice to Lessee that Lessee or any of its officers, employees, agents, licensees, or concessionaires are not parking in said employee parking area, may at its option, in addition to any other remedies it may have, tow away any such vehicle at Lessee's expense and/or impose a parking fine of $10.00 for each vehicle for each day or portion thereof that such violation(s) continues after five (5) days notice to Lessee. Lessee shall not at any time interfere with the rights of Lessor and other tenants, their officers, employees, agents, licensees, customers, invitees and concessionaires, to use any part of the parking areas and other Common Areas.

iii. Each bay will be allowed no more than two (2) vehicles parked on the premises, in unassigned parking spaces at any given time.

4. LESSEE'S SUBORDINATION TO MORTGAGE: It is specifically understood and agreed by and between the Lessor and the Lessee that the Lessor may, from time to time, secure mortgages on the Demised Premises from a bank, savings and loan association, insurance company or other lender; and that this Lease is and shall be subordinate to the lien of any mortgages; and the Lessee agrees that it will execute such subordination and other documents or agreements as may be requested or required by such lenders; however, that the mortgage and/or subordination agreement, as the lender may direct, shall contain a provision which states, in effect, that the Lessee shall not be disturbed in its possession and occupancy of the Demised Premises during the term of this Lease, notwithstanding any such mortgage or mortgages, provided that the Lessee shall comply with and perform its obligations hereunder.

5. COVENANTS OF THE LESSEE: The Lessee hereby covenants and agrees with the Lessor as follows:

a.     That  it  will  promptly pay the rent as herein specified without notice.
There will be a Late Fee of fifty dollars ($50.00) or ten percent (10%) of the monthly rent, whichever is greater, if rent is not received by the fifth (5th) day of each month. If rent has not been paid by the tenth (10th) day of any month, the Late Fee will be an additional ten dollars ($10.00) per day, retroactive to the first day of the month. If Tenant is served a 3-Day Notice for failure to pay rent, there will be a charge of seventy five dollars ($75.00) to cover administrative costs. If a check is returned unpaid by your bank, for any reason, there will be a returned check fee in the amount of twenty-five dollars ($25.00) or five percent (5%) of the check, whichever amount is greater. If a check is returned unpaid, all future payments must be by cash, cashiers check or money order. All costs defined above shall be considered "additional rent", and will be due and payable as such.

b. That it will keep the interior portion of the Demised Premises and the improvements placed therein in a good state of repair, and it will be responsible for all repairs including the painting, maintenance and interior repairs to the interior of the building including all windows, doors and openings, all electrical, heating, plumbing, air conditioning and other systems installed within or without of the building. It is intended that the Lessor will maintain the exterior masonry of the building and roof area only; the Lessee shall maintain everything else. It is acknowledged, however, that if Lessee installs and maintains T.V. antennas, air conditioning and/or signs, lighting, and/or other equipment, objects or materials and the like, on the roof of the Premises (and such installation shall be only on the roof directly over the Premises leased by the Lessee), the Lessee shall be solely responsible for all of said area over the Demised Premises and any other area affected by the installation or maintenance work thereon.

c. That it will use the dumpsters solely for the disposal of normal office trash, i.e. papers, lunch bags, etc., and at no time will cardboard containers be placed in the dumpsters for removal.

d.     INDEMNITY  AND  INSURANCE:

i. Lessee agrees to save Lessor harmless from, and indemnify Lessor against, to the extent permitted by law, any and all injury, loss or damage, and any and all claims of injury, loss or damage, of whatever nature (a) caused by or resulting from, or claimed to have been caused by or to have resulted from, any act, omission or negligence of Lessee or anyone claiming under Lessee (including, but without limitation, subtenants and concessionaires of Lessee and employees and contractors of Lessee or its subtenants or concessionaires), no matter where occurring, or (b) occurring upon or about the Demised Premises, no matter how caused. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any such injury, loss or damage or any such claim, or any proceeding brought thereon or the defense thereof. If Lessee or anyone claiming under Lessee, or the whole or any other part of the property of Lessee or anyone claiming under Lessee shall be injured, lost or damaged by theft, fire, water or steam, or in any other way or manner, whether similar or dissimilar to the foregoing, no part of said injury, loss or damage is to be borne by Lessor or its agents unless the same shall be caused by or result solely from the fault of negligence of Lessor or its agents. Lessee agrees that Lessor shall not be liable to Lessee or anyone claiming under Lessee for any injury, loss, or damage that may be caused by or result from the fault or negligence of any persons occupying adjoining Premises or any other part of the Entire Premises.

ii. Lessee will maintain general comprehensive public liability insurance, with respect to the Demised Premises and its appurtenances, naming Lessor and Lessee as insured, in amounts not less than One Million ($1,000,000.00) Dollars with respect to injuries to any one person and not less than One Million ($1,000,000.00) Dollars with respect to injuries suffered in any one accident, and not less than One Million ($1,000,000.00) Dollars with respect to property. Lessee will keep all plate glass insured naming Lessor and Lessee as insured as their interest may appear. Lessor may, from time to time, increase the amount of such Public Liability insurance coverage by giving ninety (90) days prior written notice thereof to Lessee, in which event, all subsequent policies acquired by Lessee shall conform to the new insurance requirements. Lessee shall deliver to Lessor the policies of such insurance, or certificates thereof, at least fifteen (15) days prior to the commencement of the term of this Lease, and each renewal policy or certificate thereof, at least fifteen (15) days prior to the expiration of the policy it renews. In the event Lessee does not deliver the policies and certificates of insurance to Lessor as aforesaid, Lessor shall have the right to purchase said insurance on behalf of Lessee, and upon submission to Lessee of a bill for the amount paid by Lessor, Lessee shall remit within five (5) days of receipt of said statement the amount owed, together with interest thereon at a rate equal to the highest rate allowed by law to be charged by Lessor per annum. In the event of an increase in Lessors Insurance Premium, with regard to Lessor's property located at 10145&10147 NW 46 Street,
                                                       -----------
Sunrise, FL, Lessee agrees to pay its proportionate share of any escalation during the term of this Lease and any renewal or extension thereof, including any period during which Lessee shall transact business in the Demised Premises prior to the commencement of the term of this Lease. Base year to be 2000.
These charges will be considered "additional rent" and will be subject to Late Fees as defined herein if not paid within thirty (30) days after receipt of a written statement from Lessor setting forth Lessee's share of such an increase.


e. That the Lessee may not assign this Lease, or let, underlet, or sublet, the whole or any part of said Premises, without t he written consent of the Lessor, such consent shall not be unreasonably withheld. There will be a Two hundred Fifty Dollar ($250.00) administrative fee for the subleasing or assigning of this Lease Agreement to another party, only after written consent is received from Lessor.

f. That Lessee will not occupy or use said Premises, nor permit the same to be occupied or used for any business which is unlawful. That it will comply with all lawful requirements of the Board of Health, Police Department, Fire Department, Municipal, County, State, Federal and any and all other agents, agencies, or authorities respecting the manner in which it uses the Leased Premises.

g. That at the expiration of said term or any extension or renewal thereof, it will quit and surrender the Demised Premises in a good and substantial state of repair, reasonable wear and tear excepted. The Lessee shall be responsible for any damage created by reason or by virtue of the conduct of its business; and shall return the Demised Premises in its original state, reasonable wear and tear excepted.

  Initials As To LANDLORD: _________          Initials as to TENANT: _________
h. That Lessee shall not use the Premises for any purpose which may increase the standard rate of fire, windstorm, extended coverage and liability insurance; that in the event standard rates of insurance cannot be obtained by reason of the Lessee's use of the Demise Premises, then and in that event, the Lessee shall, forthwith upon notice, at Lessor's option, either desist from said unacceptable use and/or pay such additional insurance premiums.

i. That not withstanding the terminology contained in subparagraph B above, or elsewhere in this Lease Agreement, signs shall not be erected and/or attached to any portion of the Demised Premises without the express written consent of the Lessor. Lessee acknowledges that the Lessor demands uniformity and the sole discretionary right to determine the size, materials, and lighting thereof; and according, the Lessor may, at its option, order and have installed the signs from one source, same to be at the sole cost and expense of the Lessee; provided, however, that the Lessee shall first approve same. Violation of this restriction shall allow Lessor to remove such signs without notice and at cost of Lessee.

j. That Lessee shall not use the interior and/or exterior portion of the Demised Premises so as to cause any noise, noxious odors, accumulation of materials, supplies, equipment vehicles, waste, or garbage, vibrations, damage or any other disturbance or nuisance whatsoever which may create undue annoyance or hardship to another Lessee of the Lessor, and/or to the Lessor and/or a hazard or element of waste to Lessor's property. The Lessee shall not make any change to the exterior and/or interior portion of the building without the express written consent of the Lessor, and particularly the Lessee will not cause anything to be done which may impair the overall appearance of the Lessor's building. Although the Demised Premises is intended to include the exterior walls and parking spaces immediately in front of the Premises, the Lessee covenants that it shall not use the exterior portion of the Demised Premises except for parking and ingress and egress. The Lessee shall not cause the access street(s) in SUNRISE 46, INC. to be blocked so as to cause any disruption of traffic by reason of loading, deliveries, etc.

k. That Lessee accepts the Demised Premises in its present ("as is") condition. In the event that the Demised Premises have not been completely constructed as of the execution of the Lease, then in that event, the Lessee acknowledges that Lessee has inspected the plans and specifications and accepts substantial completion of same pursuant to the plans; there being no further representations or warranty by Lessor.

l. That the Lessor or Lessor's agent may, at any reasonable time, enter and view said Premises and make repairs, if Lessor should elect to do so.

m. That the Lessee takes all risk of any damage to Lessee's property that may occur by reason of water or the bursting or leaking of any pipes or waste water about said Premises, or from any act of negligence of any co-tenant or occupants of the building, or of any other person, or fire, or hurricane, or other act of God, or from any cause whatsoever.

n. That Lessee shall indemnify and save harmless the said Lessor from and against any and all claims, suits, actions, damages, and/or causes of action arising during the term of this Lease for any personal injury, loss of life and/or damage to property sustained in or about the Leased Premises, by reason or as a result of the Lessee's occupancy thereof, and from and against any orders, judgments, and/or decrees which may be entered thereon, and from and against all cost, counsel fees, expenses and liabilities incurred in and about the defense of any such claim and the investigation thereof.

o. Lessee hereby authorizes Lessor or it's agents to, at any time Lessor desires, investigate credit of Lessee through a credit agency or other means.

p.    Lessee  agrees to acquire an air conditioning maintenance/service contract
on  all  central  air  conditioning  units     in  demised  space.  This
maintenance/service contract must include not less than four (4) full service maintenance calls per annum.

q. Lessee agrees not to use any space outside of demised premises for storage including, but not limited to vehicles. A Twenty Five Dollar ($25.00) administrative fee will be assessed to Lessee for each occurrence of outside storage, upon a notice being issued on vehicle or property by Lessor or its agents. All vehicles stored on premises are subject to towing at Owner's expense.

  Initials As To LANDLORD: _________          Initials as to TENANT: _________
6. COVENANTS OF THE LESSOR: The Lessor hereby covenants and agrees with the Lessee as follows: That Lessee on paying the rental and performing the covenants herein agreed to by it to be performed shall remain peaceably and quietly in possession, have, hold and enjoy the Demised Premises for the said term(s). The Lessor, however, shall not be responsible to the Lessee if any prior Lessee shall refuse to vacate the Premises upon the expiration of such tenant's Leasehold estate.


7. ADDITIONAL MUTUAL COVENANTS: The following stipulations and agreements are expressly understood by both the Lessor and the Lessee and they do hereby agree to abide by them:

a. That upon the breach of any of the covenants, conditions and stipulations herein contained to be kept and performed by the Lessee, the Lessor may immediately without notice and without the necessity of legal process, re-enter said Premises, and thereupon, at the Lessor's option, said Lease shall forthwith be terminated and/or the Lessor may exercise any of the options herein before provided for the Lessor's benefit in case of default on the part of the Lessee.

b. That in the event improvements on the Demised Premises shall be partially damaged by fire or other casualty but not rendered untenantable, the same shall be repaired with due diligence by the Lessor and at its expense. If the Demised Premises shall be damaged by fire, the elements or unavoidable casualty, leaving not less than 60% of the Leased floor space usable for Lessee's purposes and rendering the Premises unfit for occupancy the Lessor shall, within sixty (60) days after said damage, advise the Lessee of its intention to rebuild the Premises. Provided that the Lessor elects to rebuild the Premises, the Lessor shall proceed with such construction and complete same with all reasonable diligence. In the event the Lessor elects not to reconstruct, then and in that event, the Lease shall be deemed terminated as of the date of Lessee's removal provided that the Lessee removes itself from the Premises within thirty (30) days of the date of said election. In the event of said damage, but rendering the Premises not more than 25% untenantable by the Lessee, the rent provided for herein shall not be abated. If said Premises are rendered more than 25% untenantable, then and in that event, the rent during the period that the Premises are in said condition shall be reduced in direct proportion to that portion of the Premises which is in fact untenantable.

c. That the covenants and agreements contained in this Lease are interdependent and are binding on the parties hereto, their successors and assigns. This Lease has been prepared in several counterparts, each of which said counterpart, when executed, shall be deemed to be an original hereof.

d. That if the Lessee shall not pay the rents herein reserved at the time and in the manner stated, or shall fail to keep and perform any other condition, stipulation or agreement herein contained on the part of the Lessee to be kept and performed, or in the event that any petition or suit shall be filed by or against the Lessee under the bankruptcy laws (State or Federal) or make an assignment for the benefit of creditors, or should there be appointed a Receiver to take charge of the Premises either in the State courts, or in the Federal courts, then in any of such events, the Lessor may, at Lessor's option, terminate and end this Lease and re-enter upon the property, whereupon the term hereby granted and at the Lessor's option, all right, title and interest under it, shall end and the Lessee become a Lessee at sufferance, or else, said Lessor may, at Lessor's option, elect to declare the entire rent for the balance of the term due and payable forthwith, and may proceed to collect the same by distress or otherwise, and thereupon said term shall terminate, at the option of the Lessor or else and said Lessor may take possession of the Premises and rent the same for the account of the Lessee, the exercise of any of which options herein contained shall not be deemed the exclusive Lessor's remedy, the expression "entire rent for the balance of the term" as used herein, shall mean all of the rent prescribed to be paid by the Lessee unto the Lessor for the full term of the Lease; less, however, any payments that shall have been made on account of and pursuant to the terms of said Lease.

e. That, at Lessor's option, if the Lessee shall abandon, vacate or remove the major portion of the goods, wares, merchandise, machinery, equipment and any other material held on the Premises in the course of business, usually kept on said Premises when the same is open for business and shall cease doing business in said Premises, then and in such event, this Lease shall immediately become canceled and null and void and all payments made by said Lessee shall be retained by Lessor as payment in full for the period of time the Premises are occupied by the Lessee and Lessee shall not be entitled to any monies to paid by it, even though such payment is for time subsequent to such closing of the Premises and removal of the goods, wares, merchandise, machinery, equipment, etc.

F:\OFFICE\WPWIN\CORRESPO\SUN46\Diarac New Lease.wpd
f. Lessee agrees that in case of the failure of the said Lessee to pay the rent herein reserved when the same shall become due and it becomes necessary for the Lessor to collect said rent through an attorney, the Lessee will further pay a reasonable attorney's fee together with all costs and charges thereof.

g. That if Lessee shall hereafter install, at its expense, any lighting, and other fixtures, unit heaters, portable air conditioning units, portable partitions or any trade fixtures, they shall become the property of the Lessor upon the termination of this Lease. If Lessee shall hereafter install or apply any shelving, advertising signs or other standard identifications of Lessee, any article so installed or any identification so applied shall be the property of Lessee, which Lessee may remove at the termination of this Lease, provided that in such removal Lessee shall repair any damage occasioned to the Demised Premises, in good workmanlike manner. The Lessee shall not remove any fixtures, equipment, or additions which are normally considered to be affixed to the realty, such as, but not limited to, electrical conduit and wiring, panel or circuit boxes, terminal boxes, partition walls, paneling, central air conditioning and ducts, plumbing fixtures, or any other equipment or material affixed to the structure.

h. That Lessor shall have the right to affix a reasonable sign to the Premises six months prior to the termination of the Lease advertising same for rent and the Lessor shall have the right to exhibit the Premises during said six months, provided that same is during business hours and not more frequently than once every day.

i. That notices as herein provided shall be given by registered or certified mail, return receipt requested, and post paid and mailed to the Lessor at:
                                SUNRISE 46, INC.
                           4700 Hiatus Road, Suite 153
                               Sunrise, FL  33351
and to the Lessee at the Demised Premises. The address for giving said notices may be changed by the Lessor or Lessee in writing, at the address set forth herein, or as modified.

j. That any provision herein contained which shall appear to be intended to survive the expiration of this Lease shall survive such expiration date.

k.     That  the Lessee shall use and occupy the Premises for the purpose of ALL
                                                                             ---
LEGAL  BUSINESS  RELATED  TO  DIAMOND  RACING  and  for  no  other  purpose.
---------------------------------------------

l.     Dogs  are  not  permitted  on  the  premises.

m. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present a health risk to persons who are exposed to it over time. Levels of radon that exceed Federal and State Guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing can be obtained from your County Public Health Unit.

8.     SPECIAL  CLAUSES:
a.  Upon  signing  of  this Lease agreement, Lessor acknowledges that a Security
Deposit  in  the  amount  of  $630.70      is  on  deposit  with  this  office.
                               ------

b.  Lessee  may  terminate lease on 10145 & 10147 with SUNRISE 46, INC. upon the
purchase  of a building by         Lessee for Lessee's use, upon 120 day written
notice  to Lessor where said notice begins at the beginning         of the month
following  receipt  of  said  notice.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals on the day and year first above written.


WITNESSES:

LESSOR:  SUNRISE  46,  INC.
____________________________________
BY: BENJAMIN J. GENET,  PRESIDENT

____________________________________
___________________________________________

LESSEE:   DIAMOND  RACING
____________________________________
BY:    PIERRE  & LISA  ELLIOTT

____________________________________
____________________________________

Lessee's  Social  Security  Number:_________________